UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2020
KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54687	27-1627696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS
Payoff of the Hardware Village First Mortgage
On May 7, 2020, KBS Real Estate Investment Trust III, Inc. (the “Company”), through a consolidated joint venture (the “Hardware Village Joint Venture”) sold a multi-family apartment project (“Hardware Village”) to a buyer unaffiliated with the Hardware Village Joint Venture, the Company or the Company’s advisor, KBS Capital Advisors LLC (the “Advisor”), for a purchase price of $178.0 million, before third-party closing costs, credits and the disposition fee payable to the Advisor. The cost basis of the Company’s investment in Hardware Village, including the cost for the Company to buyout the joint venture partner’s interest in the Hardware Village Joint Venture as of May 7, 2020, was $134.7 million. The buyer of Hardware Village paid the purchase price in a combination of approximately $27.8 million in cash and approximately $150.2 million in seller financing provided by an indirect wholly owned subsidiary of the Company (the “Lender”). In connection with the sale and seller financing, on May 7, 2020, the buyer entered into a promissory note with the Lender for $150.2 million. The promissory note was secured by a first mortgage on Hardware Village (the “Hardware Village First Mortgage”).
On December 11, 2020, the buyer/borrower on the Hardware Village First Mortgage exercised its prepayment option available under the promissory note, pursuant to which the buyer/borrower paid off the entire outstanding principal balance and accrued interest in the amount of $150.4 million, without fee, premium or penalty. The Hardware Village First Mortgage had an original maturity date of May 6, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: December 16, 2020	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary